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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18,
1997

                     SOVEREIGN BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-16533           23-2453088
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

1130 Berkshire Boulevard, Wyomissing, Pennsylvania      19610
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (610) 320-8400

                               N/A
 (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On September 18, 1997, Sovereign Bancorp, Inc. (the "Company") and ML Bancorp, Inc. ("ML Bancorp"), of Villanova, Pennsylvania, executed an Agreement and Plan of Merger (the "Agreement") for the Company to acquire ML Bancorp. The terms of the Agreement are more particularly described in the Company's press release, dated September 18, 1997, attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibit is filed herewith:

          99.1 Press Release, dated September 18, 1997, of
               Sovereign Bancorp, Inc.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOVEREIGN BANCORP, INC.

Dated:  September 22, 1997
                              /s/ Mark R. McCollom
                              Mark R. McCollom,
                              Chief Accounting Officer
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                          EXHIBIT INDEX

Exhibit Number

     99.1 Press Release, dated September 18, 1997, of Sovereign
          Bancorp, Inc.